THE RBB FUND, INC.

Boston Partners Investment Funds

Boston Partners All-Cap Value Fund (the “Fund”)

Institutional Class (BPAIX)

Supplement dated February 28, 2017

to the Prospectus dated December 31, 2016

Effective as of February 28, 2017, Boston Partners Global Investors, Inc., the investment adviser to the Fund (the “Adviser”), has contractually agreed to lower its investment advisory fee to 0.70% of the Fund’s average daily net assets. The Adviser has agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) to 0.80% of the Fund’s average daily net assets attributable to Institutional Class shares. This contractual limitation is in effect until February 28, 2018, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc.

Accordingly, the “Expenses and Fees” table and “Example” in the section entitled “SUMMARY SECTION — Boston Partners All-Cap Value Fund” of the Prospectus are hereby deleted and replaced with the following:

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees(1)	0.70%
Distribution (12b-1) fees	None
Other expenses	0.16%
Total annual Fund operating expenses	0.86%
Fee waiver and/or expense reimbursement (2)	-0.06%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.80%

(1)  Prior to February 28, 2017, the management fee was 0.80%.

(2)  The Fund’s Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.80% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total annual Fund operating expenses to exceed 0.80%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2018 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. The Adviser may not recoup any of its waived investment advisory fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $100,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$817	$2,684	$4,709	$10,552

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Please retain this supplement for your reference.